UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   Form 8-K/A


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 18, 2004


                       Telestone Technologies Corporation
               (Exact Name of Registrant as Specified in Charter)

                        Commission File Number: 033-15096

        Delaware                                               84-1111224
        --------                                               ----------
(State of Incorporation)                                (IRS Employer ID Number)

Floor 6, Saiou Plaza, No. 5 Haiying Road
Fengtai Technology Park
Beijing, People's Republic of China                              100070
-----------------------------------                              ------
(Address of Principal Executive Offices)                       (Zip Code)

                                 86-10-83670505
                                 --------------
                         (Registrant's telephone number)

       Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 - Changes in Registrant's Certifying Accountant

         This amended Current Report on Form 8-K is being submitted for the purpose of modifying certain disclosures under this Item 4.01 as originally reported on October 20, 2004.

         On October 18, 2004, Telestone Technologies Corporation (the "Company") dismissed Williams & Webster, P.S. as its independent registered public accounting firm. The dismissal was the result of the change in control at the Company that occurred in August 2004, as reported in the Company's Current Report on Form 8-K filed on August 26, 2004. The Company's Board of Directors approved the dismissal of Williams & Webster on October 18, 2004.

         No accountant's report on the financial statements for either of the past two (2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

         During the Company's two most recent fiscal years (ended December 31, 2003 and 2002) and from January 1, 2004 to October 18, 2004, the date of dismissal, there were no disagreements with the Company's independent registered accounting firms on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B, during the Company's two most recent fiscal years (ended December 31, 2003 and 2002) and from January 1, 2004 to October 18, 2004, the date dismissal.

         On October 18, 2004, the Company's Board of Directors approved the appointment of Moores Rowland Mazars, Chartered Accountants/Certified Public Accountants of Hong Kong as its independent registered public accounting firm to audit its financial statements for fiscal 2004.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(c)  Exhibits
Exhibit No.       Description
-----------       -----------
16.1              Letter regarding change in certifying accountant.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              Telestone Technologies Corporation

Date: January 19, 2005                        By: /s/ Han Daqing
                                              ----------------------------------
                                              Han Daqing,
                                              Chief Executive Officer